UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2020

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive, Fort Worth, Texas	76155
1 Skyview Drive, Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234
N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.
As previously disclosed, on April 20, 2020 (the “PSP Closing Date”), American Airlines, Inc., Envoy Air Inc., Piedmont Airlines, Inc. and PSA Airlines, Inc., each a wholly-owned subsidiary of American Airlines Group Inc. (the “Company”), entered into a Payroll Support Program Agreement (the “PSP Agreement”) with the United States Department of the Treasury (the “Treasury”) with respect to the payroll support program under the Coronavirus Aid, Relief, and Economic Security Act. In connection with entry into the PSP Agreement, on the PSP Closing Date, the Company issued a promissory note (the “Promissory Note”) to the Treasury equal to 30% of the value of payroll support received from the Treasury pursuant to the PSP Agreement. The Company also entered into a warrant agreement (the “Warrant Agreement”) with the Treasury for the issuance of warrants to purchase shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), equal to 10% of the value of the Promissory Note. The Company previously received disbursement of payroll support on each of the PSP Closing Date, May 29, 2020, June 30, 2020, and July 30, 2020.
On September 30, 2020, the Company received additional payroll support from the Treasury in the amount of approximately $168 million (the “Additional PSP Support”), for which the Company provided the Treasury consideration in the form of an increase of the Promissory Note in an amount of approximately $50 million and a warrant to purchase up to 403,633 shares of the Common Stock under the Warrant Agreement. After taking into account the Additional PSP Support, the Company has provided the Treasury with a Promissory Note in the aggregate amount of approximately $1,765 million and warrants to purchase up to 14,107,509 shares of the Common Stock.
A description of each of the PSP Agreement, the Promissory Note and the Warrant Agreement can be found in Note 1 of the Company’s unaudited Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form
10-Q
for the quarter ended June 30, 2020, and a copy of each of the PSP Agreement, the Promissory Note and the Warrant Agreement was filed as an exhibit to the Company’s Quarterly Report on Form
10-Q
for the quarter ended March 31, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: October 2 , 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: October 2 , 2020	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer